CONVERSION TECHNOLOGIES INTERNATIONAL, INC.

      THIS SUBSCRIPTION AGREEMENT (the "Agreement") made as of the date set forth on the signature page hereof between Conversion Technologies International, Inc., a Delaware corporation (the "Company"), and the undersigned (the "Subscriber").

      WHEREAS, the Company desires to issue in a private placement to accredited investors (the "Offering") a minimum of 580 units (the "Minimum Offering") and a maximum of 1,000 units (the "Maximum Offering") (such units being collectively referred to herein as the "Units"), each Unit consisting of five thousand (5,000) shares of a newly authorized series of the Company's preferred stock referred to as Series B Convertible Preferred Stock, par value $.001 per share, stated value $.60 per share (the "Series B Preferred Stock"), each such share being convertible at the option of the holder at any time after the initial issuance date into twenty (20) shares of the Company's common stock, par value $.00025 per share (the "Common Stock"), based on a current conversion price of $.03 per share (the Series B Preferred Stock and the Common Stock issuable upon conversion thereof being sometimes referred to collectively herein as the "Securities");

      WHEREAS, the Subscriber desires to purchase the number of Units set forth on the signature page hereof.

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

      1.1 Subject to the terms and conditions set forth in this Agreement and in the Confidential Private Placement Memorandum, dated April 8, 1999, as it may be supplemented and amended (the "Memorandum") with respect to the Offering, the Subscriber hereby subscribes for and agrees to purchase from the Company the number of Units or fractions thereof set forth on the signature page hereof at a price equal to $3,000 per Unit, and the Company agrees to sell such number of Units for said purchase price. The purchase price is payable by (i) check or money order made payable to "Graham & James LLP Escrow Agent, F/B/O Conversion Technologies International, Inc." or (ii) wire transfer in accordance with the wire transfer instructions set forth on Exhibit A hereto, contemporaneously with the execution and delivery of this Agreement. Certificates representing the Series B Preferred Stock purchased by each Subscriber will be delivered by the Company within ten (10) days following the consummation of the relevant Closing Date as set forth in Article III hereof. The Subscriber understands, however, that this purchase of Units is contingent upon (i) the Company making sales of a minimum of five hundred eighty (580) Units prior to the termination date of the Offering, (ii) the Company obtaining the consent of the holders of 66.67% of the outstanding shares of Series A Preferred Stock (the "Requisite Supermajority") for the authorization and issuance of the Series B Preferred Stock comprising the Units offered hereby and (iii) the holders of a majority of the outstanding voting stock approving the Merger and related transactions (as defined in the Memorandum).

      1.2 The Subscriber recognizes that the purchase of the Units involves a high degree of risk in that: (i) the Company has incurred losses since inception, and, at June 30, 1998, had an accumulated deficit of $35,308,000 and requires substantial funds in addition to the proceeds of this private placement to continue its plan of operations; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) the Subscriber may not be able to liquidate the Subscriber's investment; (iv) transferability of the securities comprising the Units is extremely limited; and
(v) in the event of a disposition, an investor could sustain the loss of the investor's entire investment. Furthermore, the proceeds of this private placement are projected to last only a limited period of time. For a discussion of significant risks involved with an investment in the Units, see the Memorandum furnished by the Company to the Subscriber and the Company's Form 10-KSB for the year ended June 30, 1998 (the "Form 10-KSB")

      1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"), as indicated by the Subscriber's responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

      1.4 The Subscriber acknowledges that the Subscriber has prior investment experience, including investment in non-listed and non-registered securities, or the Subscriber has employed the services of an investment advisor, attorney or accountant to evaluate the merits and risks of an investment in the Units on the Subscriber's behalf, and that the Subscriber recognizes the highly speculative nature of the Subscriber's investment.

      1.5 The Subscriber acknowledges receipt and careful review of this Agreement and all attachments hereto and the Memorandum, including the Form 10-KSB, the form of Certificate of Designation of Series B Preferred Stock and the other exhibits thereto (collectively, the "Offering Documents"). The Subscriber hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber had requested or desired to know, that all documents which could be reasonably provided have been made available for the Subscriber's inspection and review, and that such information and documents have, in the Subscriber's opinion, afforded the Subscriber with substantially all of the same information that would be provided the Subscriber in a registration statement filed under the Act; and that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the private placement, and any additional information which the Subscriber had requested. The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

      1.6 The Subscriber hereby acknowledges that the private placement has not been reviewed by the United States Securities and Exchange Commission ("SEC") or any state regulatory authority, because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 3(b) or 4(2) of the Act. The Subscriber represents that the Units are being purchased for the Subscriber's own account, for investment and not for distribution or resale to others. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the securities comprising the Units unless they are registered under the Act or unless an exemption from such registration is available.

      1.7 The Subscriber understands that the securities comprising the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Subscriber's representation merely meant that the Subscriber's present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period.

      1.8 The Subscriber understands that Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability and that the Company is not presently in compliance with certain of such requirements. The Subscriber understands and hereby acknowledges that the Company is under no obligations to register any of the Units or any of the Securities comprising the Units under the Act or any state securities or "blue sky" laws other than as set forth in Article V. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws. The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Subscriber contained herein (including the Confidential Purchaser Questionnaire, contained in Article VII herein), (ii) any sale or distribution by the undersigned Subscriber in violation of the Act or any applicable state securities or "blue sky" laws, or (iii) any untrue statements of a material fact made by the Subscriber and contained herein.

      1.9 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

      1.10 The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call the Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription, to accept subscriptions for fractional Units, and to close the Offering to the Subscriber at any time.

      1.11 The Subscriber hereby represents that the address of Subscriber furnished by the Subscriber at the end of this Agreement is the undersigned's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

      1.12 The Subscriber acknowledges that if the Subscriber is a Registered Representative of an NASD member firm, the Subscriber must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

      1.13 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory, and otherwise) to execute and deliver this Agreement and to purchase the Units and the Securities. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

      1.14 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity, (a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been fully authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

      1.15 The Subscriber acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

      1.16 The Subscriber acknowledges that at such time, if ever, as the Securities are registered, sales of the Securities will be subject to state securities laws, including those of the State of New Jersey which require any securities sold in New Jersey to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

      1.17 Subject to the proviso below, the Subscriber hereby agrees that from the date hereof and continuing for a period of nine (9) months (the "Lock-Up Period") from the effective date of the Shelf Registration Statement (as defined in Section 5.2 hereof), the Subscriber will not, without the prior written consent of the Company, offer, pledge, sell, contract to sell, grant any option for the sale, of, or otherwise dispose of, directly or indirectly, 75% of the Registrable Securities (as defined in Section 5.1) purchased or acquired by the Subscriber, provided, however, that, following each three month period after the Effective Date, an amount of Registrable Securities equal to 25% of the number of Registrable Securities purchased or acquired by the Subscriber shall become exempt from the lock-up provisions contained in this sentence. For the sake of clarity, 25% of the Registrable Securities will not be subject to any lock-up. In addition, the Subscriber agrees that during the period from the date that the Subscriber was first contacted with respect to the potential purchase of Securities through the last date upon which the Subscriber holds any Securities or Registrable Securities, the Subscriber will not directly or indirectly, through related parties, affiliates or otherwise sell "short" or "short against the box" (as those terms are generally understood) or otherwise engage in any "hedging" transactions with respect to any equity security of the Company; provided, however, that it shall not be a violation of this Section 1.17, if the Subscriber places a sell order for Registrable

Securities prior to the conversion of the Series B Preferred Stock or at the time the conversion is requested, relies on the Company to deliver such Registrable Securities in accordance with Section 5.4(h) and completes the sale of such Registrable Securities before the Company delivers the Registrable Securities to the Subscriber. In addition, the Subscriber agrees that during any applicable Lock-Up Period it will not convert any of the Series B Preferred Stock with respect to which the underlying Registrable Securities are subject to such Lock-Up Period.

      1.18 By tendering a subscription hereunder, the Subscriber, as a holder of Series A Convertible Preferred Stock of the Company, (i)consents to the authorization and issuance of all shares of Series B Preferred Stock comprising the Units offered in the Offering, and (ii) covenants to deliver a written consent in the form provided in the Memorandum to approve a merger of the Company's wholly-owned subsidiary, CTI Subsidiary Corp., with and into the Company and (iii) an increase in the authorized shares of Common Stock of the Company to 175,000,000 in connection with such merger..

II. REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

      2.1 The Company represents and warrants to the Subscriber that, as of the date of the execution of this Subscription Agreement by the Company:

            (a) Organization, Good Standing and Qualification. Each of the Company and Dunkirk International Glass and Ceramics Corporation and Advanced Particle Technologies, Inc. (collectively, the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to conduct its business as described in the Memorandum. Each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the laws require the Company or the Subsidiaries to be so qualified and/or authorized to do business.

            (b) Authorization. The execution, delivery and performance of this Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Securities will have been duly taken and approved.

            (c) Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in the Memorandum under "Capitalization"; all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. The Series B Preferred Stock comprising the Units have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable. Except as set forth in the Offering Documents, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Offering Documents, in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of the Series B Preferred Stock pursuant to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

            (d) No Conflict; Governmental and Other Consents.

                  (i) The execution and delivery of this Agreement, the issuance of the Units and the Securities comprising the Units, and the incurrence of the obligations herein set forth and the consummation of the transactions herein contemplated, will not result in a violation of, or constitute a default under, the certificate of incorporation (except that the issuance of Common Stock underlying the Series B Preferred Stock is subject to increase in the authorized Common Stock of the Company) or by-laws of the Company or of either of the Subsidiaries or in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness to which the Company or either of the Subsidiaries is a party, or by which it or any of its properties may be bound or in violation of any material order, rule, regulations, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

                  (ii) No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company or the Subsidiaries in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units or the Securities comprising the Units, except such filings as may be required to be made with the SEC, the National Association of Securities Dealers, Inc. and with any state or blue sky or securities regulatory authority.

      2.2 Offering Documents; Disclosure. No information set forth in any of the Offering Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

      2.3 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

      2.4 Authorized Shares. The Company shall (i) use its best efforts to effect the Merger (as defined in the Memorandum), and in connection therewith to increase the authorized shares of Common Stock of the Company to 175,000,000 on or prior to the initial closing, (ii) at all times after the date upon which such Common Stock is authorized, reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock and (iii) use its best efforts to obtain the consent of the Requisite Supermajority for the authorization and issuance of the Series B Preferred Stock on or prior to the initial closing. No shares of Series B Preferred Stock shall be convertible into Common Stock unless and until the authorized Common Stock has been increased as described in the preceding sentence.

III. TERMS OF SUBSCRIPTION

      3.1 The offering period (the "Offering Period") shall begin on the date of the Memorandum. Upon receipt of the Minimum Offering amount and consents of the Requisite

Supermajority, the Company may conduct a closing and may conduct subsequent closings on an interim basis thereafter (each a "Closing") until the Maximum Offering amount has been reached (the "Final Closing Date"). After sale of the Minimum Offering, the Offering will continue until the earlier of the sale of all the Units has been completed or such later date as the Company agrees to terminate this Offering. The purchase price is payable by check or money order made payable to "Graham & James LLP, Escrow Agent, F/B/O Conversion Technologies International, Inc.", or payable by wire transfer to the account of Graham & James LLP, the escrow agent (the "Escrow Agent"), in accordance with the wire transfer instructions set forth on Exhibit A hereto.

      3.2 To induce Graham & James LLP to serve as the Escrow Agent and to act in such capacity hereunder, the Company and the Escrow Agent have entered into a separate agreement (the "Escrow Agreement"), a copy of which is annexed hereto as Exhibit B. In connection therewith, it is further agreed by the parties hereto that:

            (a) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the undersigned and the Company hereby agree to jointly and severally indemnify and hold harmless the Escrow Agent from and against any and all losses, liabilities, claims, actions, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements, arising out of or in connection with this Escrow Agreement.

            (b) The Subscriber understands and agrees that, notwithstanding its duties as Escrow Agent under the Escrow Agreement, the Escrow Agent is the attorney for the Company, and, accordingly, neither any services provided by the Escrow Agent as Escrow Agent nor any provisions of the Escrow Agreement, either express or implied, shall restrict or otherwise limit the Escrow Agent in any way from representing the Company or its affiliates in any action, dispute, controversy, arbitration, suit or negotiation arising under this Agreement, the Escrow Agreement or under any other agreement or in any manner or context whatsoever, whether or not directly or indirectly involving the Company or its affiliates.

      3.3 The Units will by offered by the Company on a pro rata basis to each of the Current Holders. In the event that any of the Current Holders do not purchase their pro rata portion of the Units within ten (10) business days of receiving the Offering Documents, the Units may be reoffered on a pro rata basis to the Current Holders who elect to purchase their pro rata portion of the Units.

      3.4 Pending the sale of the Units, all funds paid hereunder shall be held in an account under the control of the Escrow Agent in accordance with the terms of the Escrow Agreement. If the Company shall not have obtained subscriptions (including this subscription) for purchases of five hundred eighty (580) Units on or before the Final Closing Date, then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned to the Subscriber, without interest, subject to paragraph 3.6 hereof.

      3.5 The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to the Subscriber pursuant to this Agreement to the residential or business address indicated on the signature page hereto.

      3.6 The Subscriber hereby authorizes and directs the Escrow Agent to return any funds for unaccepted subscriptions to the same account from which the funds were drawn or to return such funds to the residential or business address indicated on the signature page hereto.

IV. CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

      4.1 The Subscribers' obligation to purchase the Units at the closings (each, a "Closing") is subject to the fulfillment on or prior to each Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

            (a) The representations and warranties made by the Company in
Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on each Closing with the same force and effect as if they had been made on and as of said date.

            (b) All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

            (c) There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

            (d) There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Securities (except as otherwise provided in this Agreement).

            (e) The Company shall have received binding subscriptions for at least five hundred eighty (580) Units.

            (f) The Company shall have received consents of the Requisite Supermajority.

            (g) The Company shall have received consents of the holders of a majority of the outstanding voting stock approving the Merger and related transactions (as defined in the Memorandum).

V. REGISTRATION RIGHTS

      5.1 As used in this Agreement, the following terms shall have the following meanings:

            (a) "Affiliate" shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition "control," when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

            (b) "Business Day" shall mean a day Monday through Friday on which banks are generally open for business in New York.

            (c) "Holders" shall mean the Subscribers and any person holding Registrable Securities (including the shares of Common Stock issuable upon conversion of the Series B Preferred Stock) or any person to whom the rights under Section 5 have been transferred in accordance with Section 5.9 hereof.

            (d) "Person" shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

            (e) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

            (f) "Registrable Securities" shall mean (i) the shares of Common Stock issuable upon the conversion of the Series B Preferred Stock, and (ii) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Securities; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 5.9.

            (g) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder)

            (h) "Shelf Registration Statement" shall have the meaning ascribed to such term in Section 5.2.

            (i) "Registration Period" shall have the meaning ascribed to such term in Section 5.4.

            (j) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

      5.2 No later than sixty (60) days after the Final Closing Date (the "Filing Date"), the Company shall use its best efforts to file a registration statement (the "Shelf Registration

Statement") with respect to the Registrable Securities with the SEC and use its best efforts to cause the Shelf Registration Statement to be declared effective by the SEC prior to the date which is 120 days following the Final Closing Date (the "Targeted Effective Date") and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be requested and as would permit or facilitate the sale and distribution of all Registrable Securities. Notwithstanding the foregoing, the Company will not be obligated to enter into any underwriting agreement for the sale of any of the Registrable Securities.

      5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

      5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

            (a) use its best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Shelf Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, at such time as the Holder has completed the distribution described in the Shelf Registration Statement or until the Holder may sell under Rule 144(k) under the Act (or other exemption from registration acceptable to the Company) in a three-month period all Registrable Securities then held by such Holder; and

            (b) advise the Holders:

                  (i) when the Shelf Registration Statement or any amendment thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the SEC for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

                  (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

            (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time;

            (d) furnish to each Holder, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the SEC;

            (e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto. In addition, upon the reasonable request of the Holder and subject in all cases to confidentiality protections reasonably acceptable to the Company, the Company will meet with a Holder or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Shelf Registration Statement covering the Registrable Securities, and will otherwise cooperate with any Holder conducting an investigation for the purpose of reducing or eliminating such Holder's exposure to liability under the Act, including the reasonable production of information at the Company's headquarters;

            (f) during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-KSB (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form l0-QSB (or similar form), and (D) a copy of the full Shelf Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

            (g) prior to any public offering of Registrable Securities pursuant to any Shelf Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement;

            (h) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least three (3) business days prior to sales of Registrable Securities pursuant to such Shelf Registration Statement;

            (i) upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

            (j) use its best efforts to comply with all applicable rules and regulations of the SEC, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Shelf Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

      5.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

      5.6 (a) To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

            (b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not made available to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

            (c) Each party entitled to indemnification under this Section 5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

            (d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      5.7 (a) Upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

            (b) Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Shelf Registration Statement and prospectus contemplated by Section 5.2 during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 30-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable.

            (c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article V.

            (d) Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, Nasdaq National Market, Nasdaq Small Cap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

            (e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Shelf Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Shelf Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

            (f) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

            (g) At the end of the period during which the Company is obligated to keep the Shelf Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Shelf Registration Statement shall discontinue sales of shares pursuant to such Shelf Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Shelf Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

      5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

            (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

            (c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the

Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

      5.9 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article 5 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

      5.10 With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Article V may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing

VI. MISCELLANEOUS

      6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to Conversion Technologies International, Inc., 7 San Bartola Dr., St. Augustine, FL 32086, Attn: President, and to the Subscriber at the Subscriber's address indicated on the signature page of this Agreement. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

      6.2 Except as provided in Section 5.10 above, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

      6.3 Subject to the provisions of Section 5.9, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

      6.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided and subject to the conditions set forth herein and in the Memorandum; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

      6.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

      6.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

      6.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

      6.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

      6.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

      6.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

      6.11 (a) The Subscribers severally agree not to issue any public statement with respect to the Subscribers' investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

            (b) The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name (but not the address) of the Subscriber in the Shelf Registration Statement.

      6.12 Each Subscriber severally represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Subscriber hereby severally agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

      6.13 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except for the holders of Registrable Securities.

VII. CONFIDENTIAL INVESTOR QUESTIONNAIRE

      7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___    The undersigned is an individual (not a partnership,
                  corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                        Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by -such property

Category B ___    The undersigned is an individual (not a partnership,
                  corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___    The undersigned is a director or executive officer of the
                  Company which is issuing and selling the Units.

Category D ___    The undersigned is a bank; a savings and loan association;
                  insurance company; registered investment company; registered business development company; licensed small business investment company (`SBIC");
                  or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors.

                                -----------------
                                -----------------
                                (describe entity)

Category E        The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

                                -----------------
                                -----------------
                                (describe entity)

Category F        The undersigned is either a corporation, partnership,
                  Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal
                  Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

                                -----------------
                                -----------------
                                (describe entity)

Category G        The undersigned is a trust with total assets in excess of
                  $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated investor" as defined in Regulation 506(b)(2)(ii) under the Act.

                                -----------------
                                -----------------
                                (describe entity)

Category H        The undersigned is an entity (other than a trust) all the
                  equity owners of which are "accredited investors' within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

                                -----------------
                                -----------------
                                (describe entity)

Category I        The undersigned is not within any of the categories above and is therefore not an accredited investor.

      7.2 SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(c) For all Subscribers, please list types of prior investments:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(d) For all Subscribers, please state whether you have participated in other private placements before:

                                 YES |_| NO |_|

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:

                     Public         Private        Public or Private
                     Companies      Companies      Biotechnology Companies

      Frequently     _________      _________      _______________________
      Occasionally   _________      _________      _______________________
      Never          _________      _________      _______________________

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

                                 YES |_| NO |_|

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                                 YES |_| NO |_|
(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                                 YES |_| NO |_|

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                                 YES |_| NO |_|

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                                 YES |_| NO |_|

7.3 MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

                  (a)   Individual Ownership

                  (b)   Community Property

                  (c) Joint Tenant with Right of Survivorship (both parties must sign)

                  (d)   Partnership*

                  (e)   Tenants in Common

                  (f)   Company*

                  (g)   Trust*

                  (h)   Other

      *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

      7.4 NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

YES |_| NO |_|

If Yes, please describe:

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

______________________________
Name of NASD Member Firm

By:___________________________
      Authorized Officer

Date:_________________________

      7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 7 and such answers have been provided under the assumption that the Company will rely on them.

      7.6 The undersigned (a) represents that it has read and understands the Agreement, (b) represents that the answers contained in the Confidential Investor Questionnaire contained in this Section 7 are complete and accurate, and (c) agrees that it will notify the Company at any time on or prior to the Final Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

                                [Signature Page]

      NUMBER OF UNITS ______ X $3,000 =____________   (the "Purchase Price")

           ______________________________   ____________________________________
           Signature                        Signature (if purchasing jointly)

           ______________________________   ____________________________________
           Name Typed or Printed            Name Typed or Printed

           ______________________________   ____________________________________
           Entity Name                      Entity Name

           ______________________________   ____________________________________
           Address                          Address

           ______________________________   ____________________________________
           City, State and Zip Code         City, State and Zip Code

           ______________________________   ____________________________________
           Telephone-Business               Telephone--Business

           ______________________________   ____________________________________
           Telephone-Residence              Telephone--Residence

           ______________________________   ____________________________________
           Facsimile-Business               Facsimile--Business

           ______________________________   ____________________________________
           Facsimile-Residence              Facsimile--Residence

           ______________________________   ____________________________________
           Tax ID # or Social Security #    Tax ID # or Social Security #

           Name in which securities should be issued:___________________________

            Dated ____________________, 1999

      This Subscription Agreement is agreed to and accepted as of _____________ 1999.

                                          CONVERSION TECHNOLOGIES
                                            INTERNATIONAL, INC.


                                          By:___________________________________
                                              Name: Eckardt C. Beck
                                              Title: Acting President and CEO

                            CERTIFICATE OF SIGNATORY

                          (To be completed if Units are
                       being subscribed for by an entity)

      I,__________________________, am the ___________________________ of
_____________________________ (the "Entity").

      I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

      IN WITNESS WHEREOF, I have set my hand this _____ day of _________ 1999.


                                     ___________________________________
                                     (Signature)

EXHIBIT A

WIRE TRANSFER INSTRUCTIONS

Wire transfers should be made to the account of Graham & James LLP, the escrow agent:

Citibank, N.A.
New York, New York

Account Number: 37069829
ABA Routing Number: 021000089
For the account of : "Conversion Technologies International, Inc. Escrow" Name of Subscriber: [Insert Investor Name]